Parker Hannifin Corporation Quarterly Earnings Release 2nd Quarter FY 2009 January 20, 2009 Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current recession, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments or significant changes in financial condition; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings; competitive market conditions and resulting effects on sales and pricing;
increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance;
and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 2 Quarter Highlights Key Performance Measures & Outlook Questions & Answers CEO Closing Comments nd

Slide 5
Second Quarter & YTD Highlights
Q2 FY09:
Double digit Industrial margins
Aerospace sales growth and margins of 10% and
14.7%, respectively
Decrementals, without Acquisitions, of 29%
YTD FY09:
Cash flow year to date of $445M
Share repurchases totaling $434 million
Nine acquisitions - $532 million revenues

Slide 6 Financial Highlights Diluted Earnings per Share 2 Quarter nd $2.56 $2.47 $.96 $1.23 $.00 $.50 $1.00 $1.50 $2.00 $2.50 $3.00 Q2 FY09 Q2 FY08 FY09 YTD FY08 YTD

Slide 7
Influences on 2
nd
Quarter Earnings
Diluted Earnings per Share decreased as a
result of:
Unanticipated & extended shutdowns by major
OEM customers
Decreased Sales of 5%; organic growth (5%)
Offset by:
Lower tax expense due to decreased income and
a lower effective tax rate
Fewer shares outstanding

Slide 8
Financial Highlights
Sales – 2   Quarter and 1   Half
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 2,689 $ (5.0)% 2,829 $   5,753 $   2.4% 5,616 $
Acquisitions 179        6.3% 304          5.4%
Currency (170)      (6.0)% (119)         (2.1)%
Adjusted Sales 2,680 $ (5.3)% 5,568 $   (0.9)%
2nd Quarter Year To Date
nd st

Slide 9 Influences on Sales Positives: Aerospace strength Acquisitions Negatives: Global recession Currency

Slide 10
Segment Reporting
Industrial North America
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 993 $    0.2% 991 $      2,100 $   5.2% 1,997 $
Acquisitions 86          8.7% 162          8.1%
Currency (19)         (1.9)% (19)           (0.9)%
Adjusted Sales 926 $    (6.6)% 1,957 $   (2.0)%
Operating Margin
As reported 108 $    142 $      268 $       297 $
  % of Sales 10.8% 14.3% 12.8% 14.9%
Year To Date 2nd Quarter

Slide 11
Segment Reporting
Industrial International
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 1,043 $ (11.5)% 1,178 $  2,266 $  (0.6)% 2,279 $
Acquisitions 87 7.4% 123 5.4%
Currency (133) (11.4)% (86) (3.8)%
Adjusted Sales 1,089 $ (7.5)% 2,229 $  (2.2)%
Operating Margin
As reported 115 $   175 $     318 $      359 $
% of Sales 11.0% 14.9% 14.0% 15.7%
2nd Quarter Year To Date

Slide 12
Segment Reporting
Aerospace
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 474 $   10.0% 431 $     952 $      11.0% 858 $
Acquisitions 5 1.2% 18 2.1%
Currency (5) (1.2)% (4) (0.5)%
Adjusted Sales 474 $   10.0% 938 $      9.4%
Operating Margin
As reported 70 $      52 $        138 $      109 $
% of Sales 14.7% 12.1% 14.5% 12.7%
2nd Quarter Year To Date

Slide 13
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 179 $   (21.8)% 229 $     435 $      (9.8)% 482 $
Acquisitions - -
Currency (12) (5.1)% (10) (2.1)%
Adjusted Sales 191 $   (16.7)% 445 $      (7.7)%
Operating Margin
As reported (13) $    5 $          3 $          21 $
% of Sales (7.2)% 2.4% 0.6% 4.3%
2nd Quarter Year To Date

Slide 14
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month moving average
FY09 FY08
DEC SEPT DEC SEPT
Total Parker 20% - 1% +   10% +  7% +
Industrial North America 18% - 2% +   4% +    0%
Industrial International 28% - 4% - 16% +  19% +
Aerospace 2% +   9% +   19% +  12% +
Climate & Industrial Controls 28% - 5% +   6% - 13% -
Three Month Rolling at Period End

Slide 15 Balance Sheet Summary Cash Working capital - Inventory - Accounts receivable - Accounts payable

Slide 16 Strong Cash Flow Cash from Operating Activities 2 Quarter $474 $445 $0 $60 $120 $180 $240 $300 $360 $420 $480 $540 $600 FY09 FY08 nd

Slide17
Financial Leverage
Debt to Debt Equity
38.8%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
42.0%
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 YTD
38.8%
Debt to Debt Equity
(36.6% net Debt)

Slide 18
FY 2009  Earnings Outlook Assumptions
Segment Sales & Operating Income
FY 2009 Sales change versus FY 2008
Industrial North America
(8.8)% -- (8.4)%
Industrial International
(17.3)% -- (16.9)%
Aerospace
3.2% -- 3.6%
Climate & Industrial Controls
(17.3)% -- (16.9)%
FY 2009 Operating margin percentages
Industrial North America
11.5% -- 12.3%
Industrial International
12.2% -- 13.0%
Aerospace
13.3% -- 13.9%
Climate & Industrial Controls
.8% -- 1.4%

Slide 19
FY 2009 Earnings Outlook Assumptions
below Operating Margin
Corporate Admin (6%) to  (10%)  vs. FY 2008
Interest Expense + 3% to +  10%   vs. FY 2008
Other Expense (Inc.)  (30%)  to  (40%) vs. FY 2008
Tax Rate 27%

Slide 20 Earnings Outlook – FY09 Low High Diluted earnings per share 3.85 $ 4.25 $

Slide 21 Questions & Answers... * * *

Slide 22 Appendix Income Statements 2 Quarter FY2009 1 Half FY2009 * * * nd st

Slide 23
Income Statement – 2   Quarter
nd
Dollars in millions
% of Sales % of Sales
Net Sales
2,688.7 $  100.0% 2,829.1 $  100.0%
Cost of sales 2,121.5 78.9% 2,194.1 77.6%
Gross profit 567.2 21.1% 635.0 22.4%
S, G & A 337.2 12.5% 319.0 11.3%
Interest expense 30.3 1.1% 26.0 .9%
Other expense (income), net 1.8 .1% (6.2) (.3)%
Income before taxes 197.9 7.4% 296.2 10.5%
Income taxes 42.5 1.6% 84.3 3.0%
Net income
155.4 $      5.8% 211.9 $     7.5%
FY 2009 FY 2008

Slide 24
Income Statement – 1   Half
ST
Dollars in millions
% of Sales % of Sales
Net Sales
5,753.3 $  100.0% 5,616.3 $  100.0%
Cost of sales 4,458.6 77.5% 4,316.4 76.9%
Gross profit 1,294.7 22.5% 1,299.9 23.1%
S, G & A 669.9 11.6% 643.9 11.5%
Interest expense 58.4 1.0% 48.4 .8%
Other expense (income), net 11.8 .3% (6.4) (.2)%
Income before taxes 554.6 9.6% 614.0 11.0%
Income taxes 149.0 2.6% 172.5 3.1%
Net income
405.6 $      7.0% 441.5 $     7.9%
FY 2009 FY 2008